Supplement dated January 28, 2015
to the Prospectus and Summary Prospectus of each of the following funds:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Masters International Equity Portfolio	6/1/2014
Columbia Funds Series Trust II
Columbia Absolute Return Emerging Markets Macro Fund	10/1/2014
Columbia Absolute Return Enhanced Multi-Strategy Fund	10/1/2014
Columbia Absolute Return Multi-Strategy Fund	10/1/2014
The Board of Trustees of the funds listed above (referred to herein, collectively, as the Fund) has approved a Plan of Liquidation and Termination (the Plan) pursuant to which the Fund will be liquidated and terminated.
Effective at the open of business on February 2, 2015, the Fund is no longer open to new investors. Shareholders who opened and funded an account with the Fund as of the open of business on this date (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Fund shares, including purchases by existing plan-level retirement or other omnibus accounts relating to new or existing participants seeking to invest in the Fund.
Effective February 2, 2015, any applicable contingent deferred sales charges will be waived on redemptions and exchanges out of the Fund. Under the terms of the Plan, it is anticipated that the Fund will be liquidated on or about March 6, 2015 (the Liquidation Date) at which time the Fund's shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. For federal tax purposes, the liquidation of the Fund will be treated as a redemption of Fund shares and may cause shareholders to recognize a gain or loss and pay taxes if the liquidated shares are held in a taxable account. You should consult with your own tax advisor about the particular tax consequences to you of the Fund’s liquidation. Shareholders of the Fund may redeem their investments in the Fund or exchange their Fund shares for shares of another Columbia Fund at any time prior to the Liquidation Date. If the Fund has not received your redemption request or other instructions prior to the Liquidation Date, your shares will be automatically redeemed.
As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of or exchange for shares of the Fund. Orders for the purchase of or exchange for shares of the Fund may, in the Fund’s discretion, be rejected prior to the Liquidation Date, including for operational reasons relating to the anticipated liquidation of the Fund.
During the period prior to the Liquidation Date, the Fund’s investment manager, Columbia Management Investment Advisers, LLC (the Investment Manager), may depart from the Fund’s stated investment objectives and strategies to reduce the amount of portfolio securities and hold more cash or cash equivalents to liquidate the Fund’s assets in an orderly manner that the Investment Manager believes to be in the best interests of the Fund and its shareholders. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.
The Fund will pay out all distributable income and capital gains prior to the Liquidation Date. Shareholders will receive liquidation proceeds as soon as practicable.
Shareholders should retain this Supplement for future reference.
SUP000_00_017_(01/15)